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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) November 14, 2011


                         ENERGY INCOME AND GROWTH FUND
             (Exact Name of Registrant as Specified in its Charter)



       Massachusetts                   811-21549                 11-3716544
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


              187 Danbury Road
            Wilton, Connecticut                                      06897
(Address of Principal Executive Offices)                          (Zip Code)


      Registrant's telephone number, including area code   (630) 765-8000


       ___________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01    Regulation FD Disclosure.


Energy Income and Growth Fund (the "Fund") is filing herewith a PowerPoint Presentation to be used on a conference call scheduled to occur on NOVEMBER 14, 2011 at 4:15 pm Eastern Time. The Fund will be hosting a conference call with Energy Income Partners, LLC, the Fund's investment sub-adviser. The purpose of the call is to hear the Fund's portfolio management team provide an update for the Fund. Details regarding the conference call are as follows:

Dial-in Number: (866) 865-6631; International (706) 679-1727; and Passcode # 20365419. Please call 10 to 15 minutes before the scheduled start of the teleconference.

-- Telephone Replay: (800) 585-8367; International (404) 537-3406; and Passcode # 20365419. The replay will be available after the call until 11:59 P.M. Eastern Time on Wednesday, December 14, 2011.

The presentation is also available at

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Item 9.01    Financial Statements and Exhibits.


      (d)    Exhibits

         Exhibit
         Number        Description

            99.1       PowerPoint presentation of Energy Income Partners, LLC




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 14, 2011         ENERGY INCOME AND GROWTH FUND

                                 By:    /s/ W. Scott Jardine
                                        ----------------------------------
                                 Name:   W. Scott Jardine
                                 Title:  Secretary





                                  EXHIBIT INDEX
        Exhibit
        Number        Description

           99.1 PowerPoint presentation of First Trust Advisors, L.P. dated November 14, 2011.